UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2015

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The unaudited pro forma condensed combined statements of operations of Carmike Cinemas, Inc. (the “Company”) for the year ended December 31, 2014, giving effect to the Company’s previously reported acquisition of 21 entertainment complexes from Digital Cinema Destinations, Corp., are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Digital Cinema Destinations, Corp. audited financial statements as of and for the years ended June 30, 2014 and 2013 are attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The consent of EisnerAmper LLP, Digital Cinema Destinations Corp.’s independent public accounting firm is attached as Exhibit 23.1 to this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit 23.1	Consent of EisnerAmper LLP

Exhibit 99.1	Unaudited Pro Forma Financial Information

Exhibit 99.2	Digital Cinema Destinations, Corp. audited financial statements as of and for the years ended June 30, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: June 8, 2015	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of EisnerAmper LLP

Exhibit 99.1	Unaudited Pro Forma Financial Information.

Exhibit 99.2	Digital Cinema Destinations, Corp. audited financial statements as of and for the years ended June 30, 2014 and 2013